DEAR FELLOW SHAREOWNERS,
--------------------------------------------------------------------------------

Pioneer America Income Trust ended its eighth fiscal year on December 31, 1995. Healthy investing conditions -- low inflation, slow economic growth and favorable interest rates -- existed throughout the year, translating into impressive results for the bond market. Your Fund, too, performed well as it provided shareowners with current income and capital appreciation.

                            HOW YOUR FUND PERFORMED

For the year ended December 31, 1995, Pioneer America Income Trust achieved the following results:

- CLASS A SHARES -- Shareowners received income dividends totaling $0.677 per share. The Fund's 30-day yield was 5.68% as of December 31, 1995.1 Net asset value stood at $10.20 per share, versus $9.41 a year earlier. The Fund's total return was 16.06% based on net asset value, and 10.88% based on public offering price. Total return assumes the reinvestment of all distributions at net asset value.

- CLASS B SHARES -- Shareowners received a total of $0.610 per share in income dividends during the period. As of December 31, the Fund's 30-day yield was 5.16%.1 Net asset value stood at $10.17 per share, versus $9.40 a year earlier. The Fund's total return for the period was 15.08% assuming shares were held throughout the period, and 11.08% if shares were redeemed. Total return assumes the reinvestment of all distributions.

                      A REWARDING YEAR FOR BOND INVESTORS

Performance in the United States bond market was impressive for much of 1995, making it an especially rewarding year. Weakening economic growth and low inflation throughout the period provided the backdrop for long-term interest rates' decline to their lowest levels in two years; the benchmark 30-year Treasury bond yielded 5.95% as of December 31, versus 7.88% one year earlier.

The much-improved conditions came on the heels of a tumultuous 1994, when concerns about inflation and the increasing pace of economic growth caused the Federal Reserve (the Fed) to initiate a series of hikes in short-term interest rates. These higher rates triggered a severe decline in bond prices throughout 1994. Moving into 1995, however, the Fed's fiscal policy met with success; a number of important economic indicators pointed to a slower-growing economy, and inflation remained low. Even the Fed's additional increase in February added enthusiasm to the bond market; investors saw the hike as an indication of the Fed's resolve to keep inflation low and to prevent the economy from moving forward too quickly. Indeed, signs of a slowing economy began to surface, sending long-term interest rates lower and creating an optimistic climate for investing.

To keep the economy from slowing too significantly, the Fed began to lower the federal funds rate later in the period -- on July 6 and December 19. Investors again viewed the Fed's actions favorably, further fueling the bond market's positive momentum. There was volatility in the bond market, however, particularly during the latter half of the fiscal year, due primarily to the heightening debate about the federal budget. While events in Washington, DC show promise for a balanced budget, concerns surfaced about how soon an agreement might be reached, triggering some temporary declines.

                      HOW PIONEER MANAGED YOUR INVESTMENT

Pioneer America Income Trust invests only in securities issued by the U.S. Treasury and selected government agencies. Each holding in the portfolio carries the government's "full faith and credit" backing, ensuring that your Fund will receive interest and principal payments on time and in full. (Of course, this guarantee does not extend to the price or yield of Fund shares.) Your management maintains a high-quality, conservative focus and avoids speculative derivative investments.

As of December 31, 55% of the Fund's holdings had an average effective life of less than five years, versus 40% one year earlier. The most significant increase occurred in bonds with two-to-five years to maturity, which totaled 50% of the portfolio at the period's end, compared to 29% 12 months ago. Given the uncertainty of the direction of interest rates, we expect the Fund's shorter-term issues to add a degree of price stability, in addition to providing yields that have become highly comparable to those of longer-maturity bonds.

To participate in the bond market's strength, your management took a position in long-term securities over the course of the year, bringing them to 17% of the portfolio on December 31. We expect the Fund's footing in bonds with 10-plus years to maturity will continue to add to the Fund's total return -- while avoiding the risk that a heavy concentration in long-term bonds can create. The addition of these bonds

1 Yield is based on a standard formula prescribed by the Securities and Exchange Commission. The Fund's investment adviser, Pioneering Management Corporation, is currently reducing its management fee and certain other expenses, otherwise returns would have been lower and the yield for Class A shares and Class B shares would have been 5.59% and 5.07%, respectively.

increased the Fund's average effective life to 8.65 years at December 31, versus
6.11 years one year ago. In our view, the portfolio's combination of short-and long-term maturities should offer shareowners the conservative -- yet competitive -- mix needed for income and long-term capital appreciation.

At the end of the fiscal year, half of the Fund's portfolio was invested in Government National Mortgage Association (GNMA) mortgage-backed securities, and 48% in U.S. Treasury securities. For much of the period, the performance of GNMAs lagged that of Treasurys, due primarily to falling interest rates. Because lower interest rates create the potential for mortgage holders to refinance (leading to the early retirement of mortgage-backed securities such as GNMAs) demand for the issues at times declined. Despite this, we expect the Fund to benefit from its mortgage-backed securities, since they have added nicely to the Fund's income stream. Throughout the year, we found attractively priced issues to add to the Fund's existing holdings, selecting securities with "call" protection, which means issuers cannot redeem, or "call," the bonds prior to maturity or until a pre-set date.

The accompanying chart shows the maturity of portfolio holdings at the end of the fiscal year.

                          EFFECTIVE PORTFOLIO MATURITY
                            (as of December 31,1995)

               [SMALL PIE CHART: 10+ YEARS 17%, 7-10 YEARS 17%,
                 5-7 YEARS 11%, 2-5 YEARS 50%, 0-2 YEARS 5%]

                                 LOOKING AHEAD

Bond investors will not soon forget the past year. The strong results in 1995 came as a huge relief to investors who had been in the market in 1994. While the past two years' extreme results -- both negative and positive -- are unusual, they nonetheless illustrate how investing for the long term can help one ride out market turbulence.

Moving into 1996, concerns exist about the ability of politicians to put together and pass a credible, balanced budget. In addition, commodity prices have begun creeping steadily upward -- a possible indicator of potential future inflation. However, with slow economic growth apparent over the near term and Fed monetary policy still relatively restrictive, the overall bond market looks quite healthy to us. In fact, the potential exists for the Fed to lower short-term interest rates yet again.

Naturally, we will continue to monitor progress on the budget and other events that may affect the bond market. While these issues undoubtedly will create short-term fluctuations, they should not hinder the long-term performance we think the bond market can deliver. We believe the Fund's conservative positioning, coupled with generally positive investing conditions, should continue to offer shareowners solid long-term results.

Please read on through the following pages, which provide the Fund's audited Schedule of Investments and financial statements as of December 31, 1995. If you have any questions about your investment in Pioneer America Income Trust, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

[SIGNATURE]

John F. Cogan, Jr.
Chairman and President,
Pioneer America Income Trust

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer America Income Trust Class A at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.



PIONEER AMERICA INCOME TRUST CLASS A:
Average ANNUAL TOTAL RETURNS
(as of December 31, 1995)
                                                            Life of Fund
                              1 Year         5 Years           6/1/88
                              ------         -------        ------------

Net Asset Value               16.06%         7.78%               8.33%
Public Offering Price*        10.88          6.79                7.67

           [LINE CHART GRAPH]

                               Pioneer America Income     Lehman Government
                                     Trust A                  Bond Index
        Jun-88                        9,550                     10,000
        Dec-88                        9,799                     10,265
                                     10,439                     11,208
        Dec-89                       10,926                     11,725
                                     11,283                     11,985
        Dec-90                       11,909                     12,747
                                     12,385                     13,199
        Dec-91                       13,354                     14,700
                                     13,731                     15,014
        Dec-92                       14,246                     15,762
                                     15,197                     16,951
        Dec-93                       15,538                     17,442
                                     14,871                     16,724
        Dec-94                       14,921                     16,853
                                     16,358                     18,741
        Dec-95                       17,318                     19,945


The Lehman Brothers Government Bond Index is an unmanaged measure of the U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer America Income Trust Class B, compared to the growth of the Lehman Brothers Government Bond Index.+


PIONEER AMERICA INCOME TRUST CLASS B:
Average ANNUAL TOTAL RETURNS
(as of December 31, 1995)


                                          Life of Fund
                              1 Year          4/29/94
                              ------         --------
If Held                       15.08%           8.40%
If Redeemed*                  11.08            6.12


    [LINE CHART GRAPH]
                            Pioneer America Income         Lehman Government
                                    Trust B                   Bond Index
        Apr-94                       10,000                     10,000
                                      9,986                      9,987
        Jun-94                        9,952                      9,964
                                     10,113                     10,147
                                     10,121                     10,149
        Sep-94                        9,978                     10,006
                                      9,949                      9,999
                                      9,898                      9,981
        Dec-94                        9,943                     10,041
                                     10,104                     10,228
                                     10,318                     10,448
        Mar-95                       10,395                     10,514
                                     10,473                     10,651
                                     10,788                     11,081
        Jun-95                       10,856                     11,166
                                     10,825                     11,125
                                     10,925                     11,256
        Sep-95                       11,034                     11,364
                                     11,144                     11,537
                                     11,287                     11,717
        Dec-95                       11,042                     11,883



The Lehman Brothers Government Bond Index is an unmanaged measure of the U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.

+ Index comparison begins April 30, 1994.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER AMERICA INCOME TRUST
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                 INVESTMENT IN SECURITIES--98.1%
                 U.S. GOVERNMENT AGENCIES--50.3%
                 Government National Mortgage Association
$  136,776       GNMA Midget, 9.0%, 2004 to 2005........................................................  $    143,214
   894,068       GNMA Midget, 9.5%, 2003 to 2006........................................................       936,233
 1,280,223       GNMA Midget, 10.0%, 2001 to 2006.......................................................     1,346,823
   113,303       GNMA Midget, 10.5%, 2000 to 2003.......................................................       119,570
 7,430,043       GNMA, 7.5%, 2025.......................................................................     7,601,826
30,580,419       GNMA, 8.0%, 2024 to 2025...............................................................    31,830,611
22,012,457       GNMA, 8.5%, 2024 to 2025...............................................................    23,113,080
11,143,680       GNMA, 9.0%, 2016 to 2024...............................................................    11,760,444
   477,284       GNMA, 9.5%, 2019 to 2021...............................................................       509,202
 2,128,187       GNMA, 10.0%, 2016 to 2020..............................................................     2,347,902
   333,353       GNMA, 10.5%, 1998 to 2019..............................................................       369,247
                                                                                                          ------------
                                                                                                          $ 80,078,152
                                                                                                          ------------
                 OTHER U.S. GOVERNMENT AGENCY OBLIGATIONS
 4,275,000       Financial Assistance Corp., 9.45%, 2003................................................  $  4,723,191
                                                                                                          ------------
                 Total U.S. Government Agencies (Cost $81,616,243)......................................  $ 84,801,343
                                                                                                          ------------
                 U.S. GOVERNMENT SECURITIES--47.8%
 9,000,000       U.S. Treasury Bonds, 7.25%, 2022.......................................................  $ 10,409,040
14,500,000       U.S. Treasury Bonds, 8.00%, 2021.......................................................    18,143,125
   915,000       U.S. Treasury Bonds, 8.25%, 2005.......................................................     1,005,356
 3,000,000       U.S. Treasury Bonds, 8.375%, 2008......................................................     3,509,520
 1,000,000       U.S. Treasury Bonds, 8.75%, 2008.......................................................     1,192,810
 2,590,000       U.S. Treasury Bonds, 9.125%, 2009......................................................     3,169,098
 3,000,000       U.S. Treasury Bonds, 10.0%, 2010.......................................................     3,912,180
 4,000,000       U.S. Treasury Bonds, 10.375%, 2009.....................................................     5,277,480
 2,000,000       U.S. Treasury Bonds, 10.75%, 2003......................................................     2,622,820
 8,100,000       U.S. Treasury Notes, 7.5%, 2005........................................................     9,180,864
 3,990,000       U.S. Treasury Notes, 8.0%, 2001........................................................     4,466,287
 5,000,000       U.S. Treasury Notes, 8.875%, 2000......................................................     5,675,000
 3,750,000       U.S. Treasury Notes, 9.0%, 1998........................................................     4,060,537
 2,000,000       U.S. Treasury Notes, 9.25%, 1996.......................................................     2,002,820
 3,000,000       U.S. Treasury Notes, 9.25%, 1998.......................................................     3,290,610
 2,680,000       U.S. Treasury Notes, 9.375%, 1996......................................................     2,710,578
                                                                                                          ------------
                 Total U.S. Government Securities (Cost $76,985,926)....................................  $ 80,628,125
                                                                                                          ------------
                 TOTAL INVESTMENT IN SECURITIES (Cost $158,602,169) (a)(b)..............................  $165,429,468
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.


PIONEER AMERICA INCOME TRUST
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                                              VALUE
------------------------------------------------------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENT--1.9%
                 REPURCHASE AGREEMENT--1.9%
$3,200,000       Agreement with Chase Manhattan Corp., dated 12/29/95, bearing 5.65% to be repurchased at $3,200,000 plus accrued interest on 1/2/96, collateralized by $578,000 U.S. Treasury
                   Notes bearing 6.125%, due 9/30/00 and $2,595,000 U.S. Treasury Notes bearing 7.25%
                   due 11/15/96................................................................................   $  3,201,508
                                                                                                                  ------------
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $3,200,000).............................................   $  3,201,508
                                                                                                                  ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENT--100% (Cost $161,802,169).........................................   $168,630,976
                                                                                                                  ============

  (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of
      $158,602,169 was as follows:
      Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost...   $  7,568,978
      Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value...       (741,679)
                                                                                                                  ------------
      Net unrealized gain......................................................................................   $  6,827,299
                                                                                                                  ============
  (b) At December 31, 1995, the Trust had a capital loss carryforward of $6,494,180 which will expire between 2001 and 2003 if not utilized.

Note: The Trust's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are
      interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 aggregated $101,355,972 and $111,181,798, respectively.

  The accompanying notes are an integral part of these financial statements.


PIONEER AMERICA INCOME TRUST
BALANCE SHEET--DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------------

ASSETS:
    Investment in securities, at value (including temporary cash investment of $3,201,508)
      (cost $161,802,169; see Schedule of Investments and Note 1)..............................   $168,630,976
    Cash.......................................................................................         92,933
    Receivables--
      Interest.................................................................................      1,891,495
      Trust shares sold........................................................................        168,679
    Other......................................................................................          8,532
                                                                                                  ------------
         Total assets..........................................................................   $170,792,615
                                                                                                  ------------
LIABILITIES:
    Payables--
      Trust shares repurchased.................................................................   $    632,635
      Dividends................................................................................        198,737
    Due to affiliates (Notes 2, 3 and 4).......................................................        201,135
    Accrued expenses...........................................................................         60,016
                                                                                                  ------------
         Total liabilities.....................................................................   $  1,092,523
                                                                                                  ------------
NET ASSETS:
    Paid-in capital (Note 1)...................................................................   $169,292,549
    Accumulated undistributed net investment income (Note 1)...................................         74,424
    Accumulated net realized loss on investments (Note 1)......................................     (6,494,180)
    Net unrealized gain on investments (Note 1)................................................      6,827,299
                                                                                                  ------------
         Total net assets......................................................................   $169,700,092
                                                                                                  ============
    NET ASSET VALUE PER SHARE:
         Class A--(based on $162,708,133/15,956,535 shares of beneficial interest
         outstanding--unlimited number of shares authorized)...................................   $      10.20
                                                                                                  ============
         Class B--(based on $6,991,959/687,528 shares of beneficial interest
           outstanding--unlimited number of shares authorized).................................   $      10.17
                                                                                                  ============
    MAXIMUM OFFERING PRICE:
         Class A...............................................................................  $       10.68
                                                                                                 =============

  The accompanying notes are an integral part of these financial statements.


PIONEER AMERICA INCOME TRUST
STATEMENT OF OPERATIONS--FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1):
    Interest...................................................................               $12,956,877
                                                                                              -----------
EXPENSES:
    Management fees (Note 2)...................................................  $  821,251
    Distribution fees (Note 4)
      Class A..................................................................     425,890
      Class B..................................................................      39,907
    Transfer agent fees (Note 3)
      Class A..................................................................     382,875
      Class B..................................................................       9,983
    Registration fees..........................................................      68,352
    Professional fees..........................................................      93,543
    Accounting (Note 2)........................................................      85,102
    Custodian fees.............................................................      28,912
    Printing...................................................................      49,640
    Fees and expenses of nonaffiliated trustees................................      12,450
    Miscellaneous..............................................................      18,803
                                                                                 ----------
         Total expenses........................................................  $2,036,708
         Less fees paid indirectly (Note 5)....................................     (28,656)
         Less management fees waived by Pioneering Management Corporation
           (Note 2)............................................................    (331,265)
                                                                                 ----------
         Net expenses......................................................................   $ 1,676,787
                                                                                              -----------
               Net investment income.......................................................   $11,280,090
                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments.......................................................   $  (814,678)
    Change in net unrealized gain on investments...........................................    14,043,149
                                                                                              -----------
         Net gain on investments...........................................................   $13,228,471
                                                                                              -----------
               Net increase in net assets resulting from operations........................   $24,508,561
                                                                                              ===========

  The accompanying notes are an integral part of these financial statements.


PIONEER AMERICA INCOME TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
---------------------------------------------------------------------------------------------------------

                                                                                  1995           1994
                                                                              ------------   ------------
FROM OPERATIONS:
    Net investment income...................................................  $ 11,280,090   $  9,410,841
    Net realized loss on investments........................................      (814,678)    (5,382,396)
    Change in net unrealized gain on investments............................    14,043,149     (9,650,678)
                                                                              ------------   ------------
         Net increase (decrease) in net assets resulting from operations....  $ 24,508,561   $ (5,622,233)
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class A ($0.68 and $0.66 per share, respectively).....................  $(11,072,485)  $ (9,314,482)
      Class B ($0.61 and $0.40 per share, respectively).....................      (231,937)       (47,215)
                                                                              ------------   ------------
    Decrease in net assets resulting from distributions to shareholders.....  $(11,304,422)  $ (9,361,697)
                                                                              ------------   ------------
FROM TRUST SHARE TRANSACTIONS:
    Net proceeds from sale of shares........................................  $ 30,228,239   $110,576,083
    Net asset value of shares issued to shareholders in reinvestment
      of dividends..........................................................     8,782,844      7,078,526
    Cost of shares repurchased..............................................   (46,543,628)   (44,533,695)
                                                                              ------------   ------------
      Net increase (decrease) in net assets resulting from trust share transactions.................................................  $ (7,532,545)  $ 73,120,914
                                                                              ------------   ------------
         Net increase in net assets.........................................  $  5,671,594   $ 58,136,984
NET ASSETS:
    Beginning of year.......................................................   164,028,498    105,891,514
                                                                              ------------   ------------
    End of year (including accumulated undistributed net investment income
      of $74,424 and $52,709, respectively).................................  $169,700,092   $164,028,498
                                                                              ============   ============

                                                                1995                        1994
                                                      -------------------------   -------------------------
                                                        SHARES        AMOUNT        SHARES        AMOUNT
                                                      ----------   ------------   ----------   ------------
CLASS A
    Shares sold.....................................   2,411,447   $ 23,762,264   10,868,373   $107,749,001
    Shares issued to shareholders in
      reinvestment of distributions.................     871,169      8,600,898      723,067      7,040,310
    Less shares repurchased.........................  (4,532,725)   (44,436,985)  (4,464,315)   (43,692,421)
                                                      ----------   ------------   ----------   ------------
    Net increase (decrease).........................  (1,250,109)  $(12,073,823)   7,127,125   $ 71,096,890
                                                      ==========   ============   ==========   ============
CLASS B *
    Shares sold.....................................     654,066   $  6,465,975      292,379   $  2,827,082
    Shares issued to shareholders in
      reinvestment of distributions.................      18,343        181,946        4,004         38,216
    Less shares repurchased.........................    (215,740)    (2,106,643)     (86,801)      (841,274)
                                                      ----------   ------------   ----------   ------------
    Net increase....................................     456,669   $  4,541,278      209,582   $  2,024,024
                                                      ==========   ============   ==========   ============

* Class B shares were first publicly offered on April 29, 1994.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
FINANCIAL HIGHLIGHTS--SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
---------------------------------------------------------------------------------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,                         MAY 31, 1988
                                      ----------------------------------------------------------------------           TO
                                        1995       1994       1993      1992      1991      1990      1989     DECEMBER 31, 1988
                                      --------   --------   --------   -------   -------   -------   -------   ------------------
CLASS A
Net asset value, beginning of
 period.............................  $   9.41   $  10.48   $  10.27   $ 10.35   $ 10.03   $ 10.04   $  9.86         $10.00
                                      --------   --------   --------   -------   -------   -------   -------         ------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS:
   Net investment income............  $   0.68   $   0.66   $   0.68   $  0.73   $  0.84   $  0.87   $  0.90         $ 0.51
   Net realized and unrealized gain
     (loss) on investments..........      0.79      (1.07)      0.24     (0.07)     0.33     (0.02)     0.18          (0.14)
                                      --------   --------   --------   -------   -------   -------   -------         ------
   Net increase (decrease) from
     investment operations..........  $   1.47   $  (0.41)  $   0.92   $  0.66   $  1.17   $  0.85   $  1.08         $ 0.37
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income............     (0.68)     (0.66)     (0.67)    (0.73)    (0.85)    (0.86)    (0.90)         (0.51)
   Net realized gain................        --         --      (0.04)    (0.01)       --        --        --             --
                                      --------   --------   --------   -------   -------   -------   -------         ------
Net increase (decrease) in net asset
 value..............................  $   0.79   $  (1.07)  $   0.21   $ (0.08)  $  0.32   $ (0.01)  $  0.18         $(0.14)
                                      --------   --------   --------   -------   -------   -------   -------         ------
Net asset value, end of period......  $  10.20   $   9.41   $  10.48   $ 10.27   $ 10.35   $ 10.03   $ 10.04         $ 9.86
                                      ========   ========   ========   =======   =======   =======   =======         ======
Total return*.......................     16.06%     (3.97)%     9.07%     6.67%    12.14%     8.99%    11.49%          3.76%
Ratio of net operating expenses to
 average net assets.................      1.02%+     1.00%      1.00%     1.03%     0.75%     0.75%     0.75%          0.67%**
Ratio of net investment income to
 average
 net assets.........................      6.85%+     6.84%      6.37%     7.01%     8.07%     8.75%     9.10%          8.86%**
Portfolio turnover rate.............     62.25%     60.50%     41.50%    54.50%    36.54%    69.12%    66.06%         61.20%**
Net assets, end of period (in
 thousands).........................  $162,708   $161,858   $105,892   $85,425   $43,711   $17,160   $10,533         $4,634
RATIOS ASSUMING NO WAIVER OF
 MANAGEMENT FEES OR ASSUMPTION OF
 EXPENSES BY PMC AND NO REDUCTION
 FOR FEES PAID INDIRECTLY
   Net operating expenses...........      1.22%      1.12%      1.13%     1.25%     1.75%     1.81%     2.36%          3.01%**
   Net investment income............      6.65%      6.72%      6.24%     6.79%     7.07%     7.69%     7.49%          6.52%**
RATIOS ASSUMING WAIVER OF MANAGEMENT
 FEES AND ASSUMPTION OF EXPENSES BY
 PMC AND REDUCTION FOR FEES PAID
 INDIRECTLY
   Net operating expenses...........      1.00%        --         --        --        --        --        --             --
   Net investment income............      6.87%        --         --        --        --        --        --             --

---------------
 + Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME FUND
FINANCIAL HIGHLIGHTS--SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
-------------------------------------------------------------------------------------

                                         YEAR ENDED       APRIL 29, 1994 TO
                                      DECEMBER 31, 1995   DECEMBER 31, 1994
                                      -----------------   -----------------
CLASS B***
Net asset value, beginning of
 period.............................       $  9.40             $  9.85
                                           -------             -------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS:
   Net investment income............       $  0.61             $  0.40
   Net realized and unrealized gain
     (loss) on investments..........          0.77               (0.45)
                                           -------             -------
     Total increase (decrease) from
       investment operations........       $  1.38             $ (0.05)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income............         (0.61)              (0.40)
                                           -------             -------
Net increase (decrease) in net asset
 value..............................       $  0.77             $ (0.45)
                                           -------             -------
Net asset value, end of period......       $ 10.17             $  9.40
                                           =======             =======
Total return*.......................         15.08%              (0.57)%
Ratio of net operating expenses to
 average
 net assets.........................          1.77%+              1.78%**
Ratio of net investment income to
 average
 net assets.........................          5.92%+              6.35%**
Portfolio turnover rate.............         62.25%              60.50%
Net assets, end of period (in
 thousands).........................       $ 6,992             $ 2,170
RATIOS ASSUMING NO WAIVER OF
 MANAGEMENT FEES OR ASSUMPTION OF
 EXPENSES BY PMC AND NO REDUCTION
 FOR FEES PAID INDIRECTLY
   Net operating expenses...........          1.97%               1.90%**
   Net investment income............          5.72%               6.23%**
RATIOS ASSUMING WAIVER OF MANAGEMENT
 FEES AND ASSUMPTION OF EXPENSES BY
 PMC AND REDUCTION FOR FEES PAID
 INDIRECTLY
   Net operating expenses...........          1.72%                 --
   Net investment income............          5.97%                 --

---------------
   + Ratios assuming no reduction for fees paid indirectly.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
  ** Annualized.
 *** Class B shares were first publicly offered on April 29, 1994.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide as high a level of current income, consistent with preservation of capital.

  The Board of Trustees authorized the issuance of two classes of the Trust, designated as Class A and Class B shares. Class B shares were first publicly offered on April 29, 1994. Shares issued and outstanding prior to April 29, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

  After the close of business on June 30, 1994, the Trust acquired all assets of Pioneer America Fund, Inc (the Fund) in exchange solely for (i) the issuance of Class A shares of beneficial interest of the Trust and (ii) the assumption by the Trust of the liabilities of the Fund. Following this tax-free transfer, the Fund was liquidated and dissolved, and Class A shares of the Trust were distributed to the former shareholders of the Fund. Prior to June 30, 1994, the Trust's name was Pioneer U.S. Government Trust.

  The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

  A. Security Valuation--Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities, and ratings, and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  B. Federal Income Taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  The Trust has reclassified $265,618 to accumulated net realized loss on investments, $219,571 to paid-in capital and $46,047 to accumulated undistributed net investment in-

PIONEER AMERICA INCOME TRUST
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

come. The reclassification has no impact on the net asset value of the Trust and is designed to present the Trust's capital accounts on a tax basis.

  C. Trust Shares--The Trust records sales and repurchases of its trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $44,343 in underwriting commissions on the sale of trust shares during the year ended December 31, 1995. The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Trust, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

  D. Class Allocations--Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Trust, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  E. Repurchase Agreements--The Trust may enter into repurchase agreements. At the time the Trust enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Trust's custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  2. Pioneering Management Corporation (PMC), the Trust's investment adviser, manages the Trust's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

  PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

  In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. Included in due to affiliates is $49,633 and $6,868 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $35,905 in transfer agent fees payable to PSC at December 31, 1995.

4. The Trust adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with

PIONEER AMERICA INCOME TRUST
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate, RESPECTIVELY, PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Trust may also compensate PFD for additional services in an amount up to 0.25% of the Trust's average daily net assets attributable to Class B shares. Included in due to affiliates is $108,729 in distribution fees payable to PFD at December 31, 1995.

  In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1995, CDSC in the amount of $17,099 was paid to PFD.

5. The Trust has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Trust's expenses were reduced by $28,656 under such arrangements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER AMERICA INCOME TRUST:

We have audited the accompanying balance sheet of Pioneer America Income Trust, including the schedule of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
February 2, 1996

TRUSTEES FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The aggregate direct remuneration paid by the Trust to trustees and officers during the year ended December 31, 1995 was approximately $14,400, plus expenses incurred in attending trustees meetings of approximately $2,900. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and underwriter, respectively, of the Trust ($1,000 in 1995), are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management contract with the Trust. At December 31, 1995, the trustees and officers of the Trust owned beneficially 10,794 Class A shares of the Trust (approximately 0.07% of the outstanding Class A shares). The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust, beneficially owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

During the year ended December 31, 1995, the Trust paid the following distributions from net investment income:

                              DISTRIBUTIONS     DISTRIBUTIONS
                PAYMENT         PER SHARE         PER SHARE
                  DATE           CLASS A           CLASS B
                --------      -------------     -------------
                01/31/95          $0.057            $0.052
                02/28/95           0.056             0.052
                03/31/95           0.056             0.052
                04/28/95           0.058             0.052
                05/31/95           0.058             0.052
                06/30/95           0.058             0.052
                07/31/95           0.058             0.052
                08/31/95           0.057             0.051
                09/29/95           0.055             0.049
                10/31/95           0.055             0.049
                11/30/95           0.054             0.048
                12/29/95           0.055             0.049
                                  ------            ------
                  Total           $0.677            $0.610
                                  ======            ======

For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

                                   PIONEER
                             AMERICA INCOME TRUST
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.                   MARGUERITE A. PIRET
RICHARD H. EGDAHL, M.D.                 DAVID D. TRIPPLE
MARGARET B.W. GRAHAM                     STEPHEN K. WEST
JOHN W. KENDRICK                           JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

------------------------------------------------------------
    Please call Pioneer for information on:
    Existing accounts, new accounts,
    prospectuses, applications, and
    service forms.......................  1-800-225-6292
    Fund yields and prices..............  1-800-225-4321
    Toll-free fax.......................  1-800-225-4240
    Retirement plans....................  1-800-622-0176
    Telecommunications Device for the
    Deaf (TDD)..........................  1-800-225-1997
------------------------------------------------------------

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

0296-2994
[COPYRIGHT]Pioneer Funds Distributor, Inc.


                                      [LOGO]
PIONEER
AMERICA INCOME
TRUST

ANNUAL REPORT
DECEMBER 31, 1995